                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2001

                             SIGNALSOFT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-31885                             84-1268226
     (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)

                              1495 CANYON BOULEVARD
                             BOULDER, COLORADO 80302
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 381-3000

                                 --------------



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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 25, 2001, as previously reported in its Current Report on Form 8-K filed on May 29, 2001, SignalSoft Corporation acquired approximately 99% of all issued and outstanding capital stock of mobilePosition AB, a corporation organized under the laws of Sweden. Since such date, SignalSoft has acquired all remaining outstanding shares of mobilePosition.

                              ITEM 5. OTHER EVENTS.

On July 25, 2001, SignalSoft announced its quarterly results for the quarter ended June 30, 2001. In the press release announcing such results, SignalSoft noted that revenue relating to a substantial license sale under a contract entered into during the quarter could not be recognized during such quarter. During its webcast phone conference discussing the results of the quarter, SignalSoft clarified that the amount of the revenue that was not recognized was in the range of approximately $4 million. The revenue relating to the license sale will not be recognized until the time that the events and obligations are completed under the product development section of the contract. SignalSoft anticipates that such events and obligations will be completed during or prior to the quarter ending September 30, 2002.

This item contains forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, delay in product development (with respect to SignalSoft's completion of the product development referenced above) and other risks detailed from time to time in SignalSoft's filings with the Securities and Exchange Commission.

       ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                                   EXHIBITS.

(a) Financial Statements of Business Acquired: Pursuant to Rule 3-05(b) of Regulation S-X, there are no financial statements required to be filed in connection with the acquisition described above.

(b) Pro Forma Financial Information: Pursuant to Rule 3-05(b) of Regulation S-X, there are no financial statements required to be filed in connection with the acquisition described above.

(c) Exhibit. Press release dated July 25, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, SignalSoft Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SIGNALSOFT CORPORATION
                                 A Delaware Corporation

                                 By: /s/ Andrew M. Murray
                                 ----------------------------------
                                 Andrew M. Murray
                                 Senior Vice President of Finance
                                 and Chief Financial Officer

Date: August 2, 2001



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                                INDEX TO EXHIBIT


       EXHIBIT
       NUMBER                   DESCRIPTION
       -------                  -----------

         99       Press release dated July 25, 2001.